Exhibit 4.22.1

SCHEDULE OF EXCLUSIVE TECHNICAL CONSULTANCY AND SERVICES AGREEMENTS BETWEEN

CERTAIN PRC SUBSIDIARY OF FANG HOLDINGS LIMITED AND A CONSOLIDATED CONTROLLED ENTITY

	Date of Agreement	Party A	Party B	Shareholder of Party B	Services Provided by Party A

1.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Jia Tian Xia Advertising Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

2.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing China Index Information Co., Ltd.	Beijing SouFun Internet Information Service Co., Ltd. Beijing Jia Tian Xia Advertising Co., Ltd.

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

3.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Hua Ju Tian Xia Network Technology Co., Ltd.	Tianquan Mo

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

4.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing SouFun Internet Information Service Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

5.	December 20, 2015	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd.	Beijing Century Jia Tian Xia Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

6.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Beijing Li Tian Rong Ze Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

7.	December 20, 2015	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd.	Beijing SouFun Science and Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

8.	December 20, 2015	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd.	Beijing Yi Ran Ju Ke Technology Development Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

9.	December 20, 2015	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd.	Shanghai SouFun Advertising Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

10.	December 20, 2015	Beijing Zhong Zhi Shi Zheng Information Technology Co., Ltd.	Shanghai China Index Consultancy Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

11.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Shanghai Jia Biao Tang Real Estate Broking Co., Ltd.	Beijing SouFun Internet Information Service Co., Ltd. Beijing Jia Tian Xia Advertising Co., Ltd.

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

12.	December 20, 2015	Jia Tian Xia Network Technology Co., Ltd.	Tianjin Jia Tian Xia Advertising Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.

13.	December 30, 2016	Beijing SouFun Information Technology Co., Ltd.	Beijing Gu Tian Xia Information Co., Ltd.	Tianquan Mo Jiangong Dai

a. Provision of technical support and professional training for Party B to carry out business;

b. Provision of information database support and software products for Party B’s business;

c. Provision of installation, test, maintenance and technical support for Party B’s computer systems;

d. Provision of internet office and relative maintenance, and overall security service in relation to website.